UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 14, 2026
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Crescent Biopharma, Inc.
(Exact Name of Registrant as Specified in Charter)
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Cayman Islands	001-36177	06-1686563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Fifth Avenue Waltham, MA		02451
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 430-5595
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value per share	CBIO	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02        Results of Operations and Financial Condition.
Crescent Biopharma, Inc. (the “Company”) is providing the following financial information. As of June 30, 2026, the Company estimates that its cash and cash equivalents were approximately $171.6 million.
The cash and cash equivalents information above is based on preliminary unaudited information and management estimates for the quarter ended June 30, 2026, is not a comprehensive statement of our financial results as of and for the quarter ended June 30, 2026, and is subject to completion of the Company’s financial closing procedures.
The preliminary financial data included in this current report has been prepared by, and is the responsibility of, the Company's management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.
Pursuant to the rules and regulations of the SEC, the information provided in this Item 2.02 of this Form 8-K shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless otherwise expressly set forth by specific reference in such a filing.
Forward-Looking Statements
The Company cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company’s current beliefs and expectations and include, but are not limited to: statements regarding the preliminary estimate of the Company’s cash and cash equivalents as of June 30, 2026. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in the Company’s business, including, without limitation: our actual results for the second quarter or full year of 2026 may differ materially from our preliminary estimates as a result of changes to assumptions and estimates, the completion of review of internal controls over financial reporting or other quarter-end and year-end procedures; and other risks described in the Company’s prior filings with the SEC, including under the heading “Risk Factors” in its annual report on Form 10-K for the year ended December 31, 2025, its quarterly report on Form 10-Q for the quarter ended March 31, 2026, and any subsequent filings with the SEC. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT BIOPHARMA, INC.

Date: July 14, 2026	By:	/s/ Joshua Brumm
	Name:	Joshua Brumm
	Title:	Chief Executive Officer